SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CERADYNE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3169 Red Hill Avenue

Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2005

The Annual Meeting of Stockholders of Ceradyne, Inc., a Delaware corporation (the “Company”) will be held at the Radisson Hotel, 4545 MacArthur Blvd., Newport Beach, CA 92660, on Monday, May 23, 2005, at 10:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement.

1.	To elect six directors to serve until the next annual meeting of stockholders and until their successors are elected and have qualified.

2.	To approve an amendment to the 2003 Stock Incentive Plan.

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors intends to present for election as directors the nominees named in the accompanying Proxy Statement, whose names are incorporated herein by reference.

In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on April 11, 2005 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. For ten days prior to the meeting a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at our principal offices located at 3169 Red Hill Avenue, Costa Mesa, California 92626.

Stockholders are cordially invited to attend the meeting in person. However, even if you do plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it without delay in the enclosed postage paid envelope. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

Jerrold J. Pellizzon
Chief Financial Officer and Corporate Secretary

Costa Mesa, California

April 18, 2005

3169 Red Hill Avenue

Costa Mesa, California 92626

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2005

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Ceradyne, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Monday, May 23, 2005, and at any adjournments thereof. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about April 18, 2005.

The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. As of the date of this statement, the Board of Directors knows of no other business which will be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election as directors of the six nominees below, and FOR approval of Proposal 2.

VOTING SHARES AND VOTING RIGHTS

The close of business on April 11, 2005 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 24,499,609 shares of our common stock outstanding and entitled to vote, the holders of which are entitled to one vote per share. All share numbers in this Proxy Statement have been adjusted to reflect the 3-for-2 stock split in the form of a 50% stock dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% stock dividend distributed on January 18, 2005. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum for the transaction of business.

In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate’s or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The six candidates receiving the highest number of affirmative votes will be elected. If no such notice is given, there will be no cumulative voting, which means a simple majority of the shares voting may elect all of the directors.

Proxies marked “withheld” as to any director and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, proxies marked “withheld” and broker non-votes have no legal effect on the election of directors under Delaware law. Proxies marked “abstain” as to a particular proposal will be counted in the tabulation of the votes cast, and will have the same effect as a vote “against” that proposal. Broker non-votes will not be counted in determining the total number of votes cast on Proposal 2 and, therefore, will have no effect on whether that proposal is approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 25, 2005, for:

•	each person (or group of affiliated persons) who is known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors and nominees for election to the Board;

•	each of our executive officers named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.

Except as otherwise noted, the address of each person listed in the table is c/o Ceradyne, Inc., 3169 Red Hill Avenue, Costa Mesa, California 92626. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. The applicable percentage ownership for each stockholder is based on 24,498,009 shares of common stock outstanding as of March 25, 2005, together with all shares of common stock subject to options exercisable within 60 days following March 25, 2005 for that stockholder. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding these options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address	Common Shares Owned	Options Exercisable Within 60 Days	Beneficial Ownership(1)
			Number	Percent
Joel P. Moskowitz	1,553,497	191,250	1,744,747	7.1%
Richard A. Alliegro	3,000	34,500	37,500		*
Eduard Bagdasarian	-0-	52,500	52,500		*
Frank Edelstein	40,650	18,750	59,400		*
Richard A. Kertson	-0-	22,500	22,500		*
Milton L. Lohr	-0-	82,500	82,500		*
Earl E. Conabee	524	3,150	3,674		*
Jerrold J. Pellizzon	2,303	27,000	29,303		*
David P. Reed	2,988	46,125	49,113		*
Jeff Waldal	330	-0-	330		*
All executive officers and directors as a group (14 persons)	1,603,640	478,275	2,081,915	8.3

*	Less than 1% of shares of common stock outstanding.
(1)	This table is based upon information supplied by the executive officers, directors and beneficial stockholders.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with the bylaws of the Company, the number of directors constituting the Board of Directors is currently fixed at six. All six directors are to be elected at the 2005 Annual Meeting and will hold office until the 2006 Annual Meeting and until their respective successors are elected and have qualified. It is intended that the persons named in the enclosed proxy will, unless such authority is withheld, vote for the election of the six nominees named below. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. All of the nominees named below have consented to being named herein and to serve if elected.

Set forth below are the names and ages of the nominees for election to the Board of Directors, the present position with the Company of each nominee, the year each nominee was first elected a director of the Company, the principal occupation of each nominee, directorships held with other public companies, and additional biographical data. The beneficial ownership of the Company’s common stock by each of the nominees as of March 25, 2005 is set forth in the table under “Security Ownership of Certain Beneficial Owners and Management” above.

Name	Age	Present Position with the Company	Year First Elected Director
Joel P. Moskowitz	65	Chairman of the Board, President and Chief Executive Officer	1967
Richard A. Alliegro	75	Director	1992
Eduard Bagdasarian	40	Director	2002
Frank Edelstein	79	Director	1984
Richard A. Kertson	65	Director	2004
Milton L. Lohr	80	Director	1986

Joel P. Moskowitz co-founded our predecessor company in 1967. He served as our President from 1974 until January 1987, and has served as our President since September 1987. In addition, Mr. Moskowitz has served as our Chairman of the Board and Chief Executive Officer since 1983. Mr. Moskowitz currently serves on the Board of Trustees of Alfred University. Mr. Moskowitz obtained a B.S. in Ceramic Engineering from Alfred University in 1961 and an M.B.A. from the University of Southern California in 1966.

Richard A. Alliegro has served on the Board of Directors of the Company since 1992. Mr. Alliegro retired from Norton Company in 1990 after 33 years, where his last position was Vice President, Refractories and Wear, for Norton’s Advanced Ceramics operation. He served as President of Lanxide Manufacturing Co., a subsidiary of Lanxide Corporation, from May 1990 to February 1993. Mr. Alliegro currently is the owner of AllTec Consulting, Inc., a ceramic technology consulting firm. Mr. Alliegro obtained B.S. and M.S. degrees in Ceramic Engineering from Alfred University in 1951 and 1952, respectively, and served as a member of the Board of Trustees of that university for 16 years, until 1996.

Eduard Bagdasarian has served on the Board of Directors of the Company since 2002. He is Managing Director and head of the Equity Sponsor Coverage Group of the investment-banking firm of Barrington Associates, where he has been employed since 1989. Mr. Bagdasarian chairs Barrington Associates’ Executive Committee and serves on its Board of Directors. Mr. Bagdasarian is a registered General and Financial Principal with the NASD. He obtained a B.A. degree in Business/Economics from UCLA in 1987.

Frank Edelstein has served on the Board of Directors of the Company since 1984. Mr. Edelstein has been a Vice President of StoneCreek Capital, Inc., a private equity firm, since 1986. From 1979 to 1986, he was Chairman of the Board of International Central Bank & Trust and President of CPI Pension Services, Inc. In July 1983, these companies were acquired by Continental Insurance Co., where he also served as Senior Vice President of the Financial Services Group. Mr. Edelstein is currently a director of Arkansas Best Corp. and IHOP Corp. He obtained a B.A. degree in Mathematics from NYU in 1948.

Richard A. Kertson became a director of the Company on August 16, 2004 when the five incumbent directors unanimously appointed Mr. Kertson to fill a vacancy on the Board. The vacancy was created by resolution of the Board to increase the number of directors from five to six. From November 2000 until March 2005, Mr. Kertson served as a member of the Board of Directors of Varco International, Inc., a New York Stock Exchange-listed equipment manufacturer and service provider for the oilfield industry. He also served as Chairman of the Audit Committee of the Varco International Board from May 2003 until March 2005. Mr. Kertson was employed by Varco International from October 1975 until his retirement in February 2000, and served the last 16 years as its chief financial officer. His prior experience includes other senior-level staff and management positions in information systems at finance and industrial companies. Mr. Kertson earned his A.B. degree in Economics from Occidental College in 1961 and his M.B.A. degree in Finance from the University of California at Berkeley in 1963.

Milton L. Lohr served as a director of the Company from 1986 until October 1988. He resigned to accept a position as the first Deputy Undersecretary of Defense for Acquisitions. He held that position until May 1989 and was re-elected as a director of the Company in July 1989. Mr. Lohr is currently a business and defense consultant. He served in both the Reagan and George H. W. Bush administrations, with responsibility to assist in overseeing the Department of Defense’s major acquisition programs as well as exercising oversight of International Programs. He also served as U.S. Acquisition Representative to NATO and on the Four Power Group. He served three years on California’s Defense Conversion Council and was associated with Defense Development Corporation and LF Global Investments, where his activities were all devoted to venture capital and serving on advisory boards. Mr. Lohr was Senior Vice President of Titan Systems, a research and development company, from 1986 to 1988. Mr. Lohr served from 1969 to 1983 as Executive Vice-President of Flight Systems, Inc., a firm engaged in aviation and electronic warfare systems. Mr. Lohr has over thirty-five years experience in research and development, management, and as a senior government official. He served as a panel member of both the President’s Science Advisory Committee, the Defense Science Board, and as a member of the Army Science Board. Mr. Lohr obtained a B.E. degree in Engineering from USC in 1949 and a M.S. degree from UCLA in 1964.

Mr. Lohr was a limited partner in Global Money Management, LP, a private investment fund, and a member of LF Global Investments, LLC, which serves as the general partner of Global Money Management. For a brief period of time, Mr. Lohr served as a co-managing member of LF Global Investments. After becoming a co-managing member, Mr. Lohr discovered apparent accounting irregularities associated with the business of Global Money Management and LF Global Investments. He voluntarily reported his concerns to the Securities and Exchange Commission and consented to the appointment of a receiver for Global Money Management and LF Global Investments for the purpose of investigating their business. The investigation resulted in a civil action initiated by the SEC, which is now pending in the U.S. District Court, Southern District of California in the case captioned SEC v. Global Money Management, LP, et al, 04-00521-BTM (WMC). The receiver has filed a bankruptcy action on behalf of the two entities. Mr. Lohr has cooperated with the SEC throughout its investigation and the ensuing civil action, and he has not been named in any action as a defendant or otherwise found to have violated any laws or regulations.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Committees and Meetings

Our Board of Directors held 11 meetings during 2004. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board, if any, on which he served during 2004. Although we have no formal policy requiring director attendance at annual meetings of stockholders, we schedule the annual meeting for a date that is convenient for all directors to attend. All directors of the Company as of the date of the 2004 annual meeting of stockholders attended that meeting. Our Board has determined that the following five directors satisfy the current “independent director” standards established by rules of The Nasdaq Stock Market, Inc. (“Nasdaq”): Richard A. Alliegro, Eduard Bagdasarian, Frank Edelstein, Richard A. Kertson and Milton L. Lohr. There are no family relationships among any of the directors or executive officers of the Company. The independent directors meet in executive session on a regular basis without any management directors or employees present. Effective November 15, 2004, the Board appointed Mr. Frank Edelstein to the newly created position of Lead Director. As Lead Director, Mr. Edelstein serves as chair of the executive sessions of the independent directors and also serves as a liaison between the independent directors and the Chairman of the Board.

Our Board currently has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The Audit Committee is comprised of Richard A. Kertson, as chairperson, Eduard Bagdasarian, Frank Edelstein and Milton L. Lohr. All members of the Audit Committee are non-employee directors and satisfy the current Nasdaq standards applicable to audit committee members with respect to independence, financial expertise and experience. Our Board of Directors has determined that Mr. Kertson meets the Securities and Exchange Commission’s definition of “audit committee financial expert.” The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements. A copy of our Audit Committee Charter is attached as Exhibit A to this proxy statement. The Audit Committee held 13 meetings during 2004. To ensure independence, the Audit Committee also meets separately with our independent public accountants and members of management.

The Compensation Committee is comprised of Frank Edelstein, as chairperson, Richard A. Alliegro and Milton L. Lohr, all of whom are independent directors under applicable Nasdaq standards. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries and bonuses of our executive officers. The Compensation Committee held one meeting during 2004. Commencing February 28, 2005, the Compensation Committee also administers the Company’s 1994 Stock Incentive Plan, 2003 Stock Incentive Plan, and the 1995 Employee Stock Purchase Plan. Prior to February 28, 2005, these plans were administered by the Stock Option Committee, which was comprised of Joel P. Moskowitz, as chairperson, and Milton L. Lohr. The Stock Option Committee held two meetings during 2004.

The Nominating and Corporate Governance Committee is comprised of Richard A. Alliegro, Frank Edelstein and Milton L. Lohr, all of whom are independent directors under applicable Nasdaq standards. The Nominating and Corporate Governance Committee held one meeting during 2004. The role of the Nominating and Corporate Governance Committee is to (a) assist the Board by identifying, evaluating and recommending candidates for election to the Board, (b) recommend Board members to serve on each committee of the Board, (c) develop and recommend corporate governance guidelines applicable to the Company, (d) ensure that the Board and the Company’s charter and bylaws are structured in a way that best serves the Company’s practices and objectives, and (e) lead the Board in its annual review of the Board’s performance. The committee has a written charter, a copy of which is available in the investor relations section of the Company’s website at www.Ceradyne.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the Nominating and Corporate Governance Committee Charter. In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of the Company and our stockholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under Nasdaq rules, and at least one Board member must qualify as an “audit committee financial expert” under SEC rules. The committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by stockholders to be considered as director nominees. A stockholder wishing to recommend a candidate for nomination to the Board should send a letter to the Corporate Secretary at 3169 Red Hill Avenue, Costa Mesa, California 92626. The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications. At a minimum, candidates recommended for election to the Board must meet the independence standards established by Nasdaq and the criteria set forth above.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board of Directors or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Corporate Secretary, Ceradyne, Inc., 3169 Red Hill Avenue, Costa Mesa, California 92626. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to our chief executive officer, chief financial officer, controller and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is available in the investor relations section of the Company’s website at www.Ceradyne.com, and a copy also may be obtained at no charge by written request to the attention of the Corporate Secretary at 3169 Red Hill Avenue, Costa Mesa, California 92626.

Compensation of Directors

Non-employee directors are paid fees for their services on the Board of Directors in such amounts as are determined from time to time by the Board. During 2004, each non-employee director received cash fees of $2,000 per calendar quarter plus $1,000 for each Board meeting attended. Members of Board committees also received a fee of $500 per meeting if not held in conjunction with a full Board meeting and the meeting was either lengthy or required significant preparation. The Chairman of the Audit Committee received an additional fee of $2,000 per year.

Effective February 28, 2005, the compensation paid to our non-employee directors was modified as follows: Each non-employee director receives a fee of $4,000 per calendar quarter plus $1,000 for each Board meeting attended. No separate meeting fee is paid for committee meetings which are held on the same day as a meeting of the full Board. For telephonic meetings of the Board or any committee which last longer than one hour, participating directors receive a fee of $500. An additional fee is paid to the chair of the Audit Committee in the amount of $4,000 per year, to the chair of the Compensation Committee in the amount of $2,000 per year, and to the Lead Director in the amount of $4,000 per year.

In addition, non-employee directors receive stock options from time-to-time under Ceradyne’s stock option plans. During 2004, options to purchase 7,500 shares were granted to each of Messrs. Alliegro, Bagdasarian, Edelstein and Lohr. Upon his appointment to the Board, Mr. Kertson was granted an option to purchase 22,500 shares. Each option vests in full six months after the date of the grant, has a term of 10 years, and an exercise price equal to the fair market value of the common stock on the date of the grant.

APPROVAL OF AMENDMENT TO THE CERADYNE

2003 STOCK INCENTIVE PLAN

(Proposal 2)

Historically, the Company has used options to purchase shares of its common stock as an incentive to attract and retain the services of qualified employees, officers and directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. To further these purposes, the Board of Directors unanimously adopted, and on July 28, 2003 the stockholders approved, the Ceradyne, Inc. 2003 Stock Incentive Plan (the “Plan”).

The Plan, as currently in effect, allows the Company to grant either incentive stock options or nonqualified stock options. The exercise price of each option must be at least 100% of the fair market value of our common stock on the date of grant, and the right to exercise the option vests over time depending on continued service by the option holder.

In light of current and emerging competitive practices, and new legal and regulatory developments, management and the Board have determined that it is advisable to amend the Plan to also authorize the issuance of restricted stock and restricted stock units, in addition to or in lieu of stock options. The Board believes that the amendment to the Plan will enhance the Company’s ability to attract, retain and motivate qualified employees, officers, directors, consultants and other service providers. The Board has unanimously adopted the amendment to the Plan, subject to stockholder approval.

The principal features of the Plan as amended are summarized below, but the summary is qualified in its entirety by reference to the Plan itself. A copy of the Plan as Amended and Restated is attached as Exhibit B to this proxy statement.

Description of the Amendment

The primary purpose for amending the Plan is to include authorization for the Company to grant restricted stock awards, consisting of either restricted stock or restricted stock units, in addition to or in lieu of stock options, which are already authorized under the Plan. In the case of restricted stock, shares of common stock are issued to the participant at the time of grant, but the participant’s rights in the shares are subject to vesting based either on continued employment or service to the Company over time, or upon the achievement of performance goals or objectives established at the time of grant. Restricted stock units are similar to restricted stock, but differ in that the shares of common stock are not issued until after the conditions for vesting have been fulfilled.

The purchase price, if any, payable by the participant for the shares subject to the restricted stock award will be established at the time of grant. It is the Board of Directors’ current intent, however, that participants will not be required to pay any purchase price for the shares covered by a restricted stock award, but the number of shares covered by the restricted stock award will be fewer than if the participant had been granted a stock option. The Board believes that using restricted stock awards in this way has several advantages compared to stock options, including the following:

•	By using fewer shares for restricted stock awards than would be covered by options, there will be less dilution to our stockholders.

•	Because stock options have an exercise price equal to 100% of the price of the common stock on the date of grant, the value of the option as an incentive to the participant depends upon the stock price being higher when the option vests. The price of the stock is volatile and often moves with the general trend of the market without regard to the performance of the Company or the performance of the individual participant. On the other hand, the shares covered by a restricted stock award with no purchase price requirement will have value when the shares vest, even if the market price has not increased or has declined between the grant date and the vesting date. Consequently, the Board believes that restricted stock awards may have greater incentive value to participants than stock options and, therefore, better achieve the purposes of the Plan.

•	Commencing July 1, 2005, companies will be required to include in their income statements as an expense the amount attributable to the compensation component of all equity-based incentives, including stock options as well as restricted stock awards. Prior to this change in the accounting rules, companies generally favored stock options, which typically were not required to be expensed, over restricted stock awards, which typically were required to be expensed. With the change in accounting rules as of July 1, 2005, both stock options and restricted stock awards will be expensed in the income statement. Therefore, the accounting consequences of restricted stock awards compared to stock options will be a much less significant factor in the Board’s decision regarding which type of equity-based incentive to use.

The Board expects to continue to use stock options as a form of incentive, in combination with restricted stock awards. However, the total number of shares covered by the restricted stock award and options granted to any one participant is expected to be less than the number of shares that would be covered by the grant of only stock options.

The Plan as amended includes a number of performance-based criteria that may be used to determine whether and to what extent the shares covered by a restricted stock award have vested. The Board will have discretion to apply the performance criteria to either the Company as a whole or to a business unit or subsidiary, and to specify that the criteria will be measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated peer group of companies, in each case as specified in the individual award agreement at the time of grant. The performance criteria may be stated as either target amounts, or as a percentage increase over a base period amount, and may be based upon any one or a combination of the following: (a) sales; (b) operating income; (c) pre-tax income; (d) earnings before interest, taxes, depreciation and amortization; (e) earnings per common share on a fully diluted basis; (f) return on consolidated stockholders’ equity; (g) cash flow; (h) adjusted operating cash flow return on income; (i) cost containment or reduction; (j) the percentage increase in the market price of the Company’s common stock over a stated period; or (k) individual business objectives. The Board will also have discretion to grant restricted stock awards that vest over time based solely on continued employment or service by the participant, or to use a combination of time-based and performance-based vesting criteria.

If shares covered by a restricted stock award fail to vest, the Company will have the right to repurchase them at the price that was paid by the participant. If the shares were issued to the participant for no purchase price, they will be forfeited back to the Company. Shares covered by the unvested portion of restricted stock units will be forfeited to the Company.

Shares Authorized and Limitations on Grants

The Plan as originally adopted authorizes the Company to grant options to purchase up to 1,125,000 shares of common stock, subject to adjustment in the number and kind of shares subject to the Plan in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company. The foregoing number of shares reflects adjustments for the 3-for-2 stock split in a form of a 50% stock dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% stock dividend distributed on January 18, 2005. As of April 6, 2005, approximately 662,000 shares remain available under the Plan for the grant of additional options and, if the amendment to the Plan is approved, the grant of restricted stock awards.

The Plan contains annual limits on grants to individual participants. In any calendar year, no participant may be granted options under the Plan for more than 250,000 shares, or restricted stock awards covering more than 100,000 shares. Furthermore, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options become exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Eligibility and Participation

Incentive stock options may be granted to employees of the Company or of any current or future parent or subsidiary of the Company, including directors if they are employees. Nonqualified stock options and restricted stock awards may be granted to employees, directors, whether or not employees, and consultants and other service providers of the Company or of any current or future parent or subsidiary of the Company.

As of April 6, 2005, options granted under the Plan were held by 14 officers and directors of the Company and by approximately 125 other employees of the Company.

Administration, Amendment and Termination

The Plan may be administered by either the Board of Directors or a committee of two or more directors appointed by the Board of Directors (the “Committee”). The Plan currently is administered by the Compensation Committee of the Board, which is comprised of three independent directors. Subject to the provisions of the Plan, the Committee has full authority to implement, administer and make all determinations necessary under the Plan.

The Board of Directors may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable. However, no such alteration, amendment, suspension or termination may be made that would substantially affect or impair the rights of any person under any outstanding option or restricted stock award granted under the Plan without his or her consent. Unless previously terminated by the Board of Directors, the Plan will terminate on April 16, 2013.

Stock Options

Options may be granted under the Plan either as “incentive stock options” as defined in Section 422 of the Internal Revenue Code, or as nonqualified stock options.

The exercise price of incentive stock options and nonqualified options may not be less than 100% of the fair market value of a share of common stock on the date the option is granted. The exercise price of any option granted to a person who owns more than 10% of the Company’s outstanding common stock on the date of grant may not be less than 110% of the fair market value of a share of common stock on the date of the grant. Payment of the exercise price may be made, in the discretion of the Committee, in cash, by check, by delivery of shares of the Company’s common stock owned by the optionee, or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Committee has the authority to determine the time or times at which options granted under the Plan become exercisable, provided that options must expire no later than ten years from the date of grant (five years with respect incentive stock options granted to a person who owns more than 10% of the outstanding common stock as of the date of grant).

Options are nontransferable, other than by will and the laws of descent and distribution. However, if the amendment to the Plan is approved, the Committee will be authorized to permit participants to transfer stock options to family members, family trusts and family partnerships.

Change in Control Provisions

The vesting of all options and restricted stock awards granted under the Plan will accelerate automatically upon a change in control of the Company (as defined in the Plan) effective as of immediately prior to the consummation of the change in control, unless the options or restricted stock awards are to be assumed by the acquiring or successor entity (or parent thereof) or new options or restricted stock awards of comparable value are to be issued in exchange therefor or the options or restricted stock awards granted under the Plan are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives under a new incentive program containing such terms and provisions as the Committee in its discretion may consider equitable.

Grants to Executive Officers, Directors and other Participants

Regulations of the Securities and Exchange Commission require that we include a table setting forth the amount of options or rights that will be received under the Plan by each of the following persons and groups, if such amounts are determinable: (a) our chief executive officer and the four other executive officers named in the summary compensation table in this proxy statement, (b) our current executive officers as a group, (c) our current directors who are not executive officers as a group, (d) each nominee for election as a director, (e) each associate of any of the foregoing directors, executive officers or nominees, (f) each other person who received or is to receive 5% of the options or rights under the Plan, and (g) all employees, including officers who are not executive officers, as a group. If such amounts are not determinable, which is the case for Ceradyne, the Company is required to set out the amounts which would have been received for the last fiscal year if the Plan had been in effect. In compliance with these regulations, set forth in the following table is information with respect to options granted under the Plan to the designated persons and groups during the year ended December 31, 2004:

Name and Position	Options Granted (Number of Shares)
Named Executive Officers:
Joel P. Moskowitz, Chairman of the Board, CEO and President	22,500
David P. Reed, Vice President	7,250
Jerrold J. Pellizzon, Chief Financial Officer	15,000
Earl E. Conabee, Vice President	—
Jeff Waldal, Vice President	3,750
All current executive officers as a group (9 persons)	75,000

Non-Executive Directors and Director Nominees:
Richard A. Alliegro, Director	7,500
Eduard Bagdasarian, Director	7,500
Frank Edelstein, Director	7,500
Richard A. Kertson, Director	22,500
Milton L. Lohr, Director	7,500
All current non-executive directors as a group (5 persons)	52,500

Associates of executive officers, directors and nominees	—
Persons who received or will receive 5% of such options	—
All employees, other than executive officers, as a group	—

Recent Share Price

The last reported sale price of Ceradyne common stock on the Nasdaq National Market System on April 6, 2005 was $22.29 per share.

Summary of Federal Income Tax Consequences of the Plan

Incentive Stock Options. There is no taxable income to an employee when an incentive stock option is granted or when that option is exercised. However, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be included in the optionee’s alternative minimum taxable income upon exercise. If stock received on exercise of an incentive option is disposed of in the same year the option was exercised, and the amount realized is less than the stock’s fair market value at the time of exercise, the amount includable in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer’s basis in such stock. Gain realized by an optionee upon sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain if the optionee disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the optionee disposes of the shares less than two years after the date of grant or less than one year after the date of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount the employee must recognize as ordinary income.

Nonqualified Stock Options. The recipient of a nonqualified stock option will not recognize taxable income upon the grant of the option. Generally, upon exercise of a nonqualified stock option the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. An optionee’s tax basis for the stock for purposes of determining gain or loss on the subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

Restricted Stock Awards. The recipient of a restricted stock award generally will recognize ordinary income in an amount equal to the fair market value of the shares received (less any purchase price paid by the participant) at the time the shares vest. Subject to limitations on the deductibility of compensation imposed by Section 162(m) of the Internal Revenue Code, the Company may take a tax deduction in an amount equal to the ordinary income recognized by the participant.

Section 162(m) generally limits to $1.0 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and each of the corporation’s four most highly compensated executive officers other than the chief executive officer. However, “performance-based” compensation is not subject to the $1.0 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, must be approved by the corporation’s stockholders, and (iii) the committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Compensation Committee of Ceradyne’s Board currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Code, and it is the intent of the Board of Directors that all future Compensation Committee members will also satisfy that definition. The provisions of the Plan, as amended, are intended to comply with the requirements of Section 162(m), including performance-based vesting criteria with respect to grants of restricted stock awards. If the Committee uses performance-based vesting criteria for restricted stock awards granted to our chief executive officer and each other executive officer who is likely to be among the other four most highly compensated executive officers in any year, the ordinary income recognized upon vesting of restricted stock awards should not be subject to the Section 162(m) limitation on the deductibility of compensation. However, if the Committee uses time-based rather than performance-based vesting criteria, the compensation income recognized by such executive officers upon vesting of restricted stock awards will be subject to the $1.0 million deduction limit.

Vote Required For Approval

Approval of this proposal to amend the Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Annual Meeting. Proxies marked “abstain” as to this proposal will be counted in the tabulation of the votes cast, and will have the same effect as a vote “against” this proposal. Broker non-votes will not be counted in determining the total number of votes cast on this proposal and, therefore, will have no effect on whether this proposal is approved.

Recommendation of Board Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL TO AMEND THE COMPANY’S 2003 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows certain information concerning the compensation of our Chief Executive Officer and the four other most highly compensated executive officers of Ceradyne whose aggregate compensation for services in all capacities rendered during the year ended December 31, 2004 exceed $100,000 (collectively, the “named executive officers”):

				Long Term Compensation	All Other Compensation(3)
	Annual Compensation			Securities Underlying Options (# of Shares)(2)
Name and Principal Position	Year	Salary(1)	Bonus(1)
Joel P. Moskowitz Chairman of the Board, Chief Executive Officer and President	2004 2003 2002	$367,310 321,154 296,462	$439,002 182,244 41,827	22,500 56,250 —	$6,500 6,000 3,167

David P. Reed Vice President	2004 2003 2002	192,693 177,699 163,947	417,712 176,642 41,377	7,250 11,250 22,500	6,500 6,000 —

Jerrold J. Pellizzon(1) Chief Financial Officer	2004 2003 2002	182,706 168,461 40,000	269,501 101,122 17,398	15,000 11,250 135,000	6,500 6,000 —

Earl E. Conabee Vice President	2004 2003 2002	130,582 124,000 119,040	2,080 3,591 —	— 5,625 —	6,500 6,000 2,395

Jeff Waldal Vice President	2004 2003 2002	96,144 93,596 83,000	17,748 49,758 13,670	3,750 5,625 11,250	6,500 6,000 3,167

(1)	Amounts shown reflect salary and bonuses earned by the named executive officers for the applicable year and include amounts which the executives elected to defer, on a discretionary basis, pursuant to the Company’s non-qualified deferred compensation plan.
(2)	Share amounts have been adjusted to reflect the 3-for-2 stock split in the form of a 50% dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% dividend distributed on January 18, 2005.
(3)	Amounts shown represent the Company’s matching contributions under the Ceradyne SMART 401(k) Plan for the years indicated. The Company’s contribution is in the form of shares of Ceradyne common stock, valued at the market value per share as of December 31 of the applicable year. Matching contributions are made at the discretion of the Board of Directors at a rate of up to 50% of the employee’s contribution, which is limited to 15% of the employee’s salary and bonus, subject to limits on maximum employee contributions imposed by Internal Revenue Service regulations.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of options to each of the named executive officers during the year ended December 31, 2004. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the following table sets forth the hypothetical gains or “option spreads” that would exist for the options. Such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent Ceradyne’s estimate or projection of future common stock prices, and no assurance can be given that any appreciation will occur or that the rates of annual compound stock appreciation assumed for the purposes of the following table will be achieved.

Name	Options Granted (# of Shares)(1)(3)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5% ($)	10% ($)
Joel P. Moskowitz	22,500	13.3%	$21.84	Aug. 16, 2014	$309,039	$783,165
David P. Reed	7,500	4.4%	$21.84	Aug. 16, 2014	$103,013	$261,055
Jerrold J. Pellizzon	15,000	8.9%	$21.84	Aug. 16, 2014	$206,026	$522,110
Earl E. Conabee	—	—%	$21.84	Aug. 16, 2014	$—	$—
Jeff Waldal	3,750	2.2%	$21.84	Aug. 16, 2014	$51,506	$130,528

(1)	The per share exercise price of all options granted is the fair market value of Ceradyne’s common stock on the date of the grant. Options have a term of 10 years and generally become exercisable in five equal installments, each of which vests at the end of each year after the grant date. Mr. Moskowitz’ option became fully vested six months after the date of grant.
(2)	The potential realizable value is calculated from the exercise price per share, assuming the market price of Ceradyne’s common stock appreciates in value at the stated percentage rate from the date of grant to the expiration date. Actual gains, if any, are dependent on the future market price of the common stock.
(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split in the form of a 50% dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% dividend distributed on January 18, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information regarding options exercised during the year ended December 31, 2004 by the named executive officers, the number of shares covered by both exercisable and unexercisable options as of December 31, 2004 and the value of unexercised in-the-money options held by the named executive officers as of December 31, 2004:

	Number of Shares Acquired on Exercise(3)	Value Realized(2)	Number of Securities Underlying Unexercised Options At Fiscal Year End		Value of Unexercised In-the- Money Options at Fiscal Year End(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Joel P. Moskowitz	—	$—	168,750	22,500	$6,436,125	$858,150
David P. Reed	56,250	$1,680,738	43,875	36,750	$1,673,395	$1,401,645
Jerrold J. Pellizzon	29,250	$665,130	27,000	105,000	$1,029,780	$4,004,700
Earl E. Conabee	7,650	$96,267	3,150	7,650	$120,141	$291,771
Jeff Waldal	9,675	$327,255	—	16,800	$—	$640,752

(1)	Based upon the closing price of the common stock on December 31, 2004, as reported by the NASDAQ National Market ($38.14 per share).

(2)	Represents the closing sale price of the common stock on the date of exercise, less the exercise price per share, multiplied by the number of shares acquired.
(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split in the form of a 50% dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% dividend distributed on January 18, 2005.

Additional Equity Compensation Plan Information

The following table provides additional information regarding Ceradyne’s equity compensation plans as of December 31, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights(3) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(3) (c)

Equity compensation plans approved by security holders(1)	1,042,878	$8.35	661,875
Equity compensation plans not approved by security holders	—	—	—
Employee Stock Purchase Plan(2)	N/A	N/A	54,651

Totals	1,042,878	$8.35	716,526

(1)	Includes shares subject to stock options outstanding under our 1994 Stock Incentive Plan and 2003 Stock Incentive Plan, and shares available for additional option grants under the 2003 plan, as of December 31, 2004.
(2)	Includes shares available for issuance under our 1995 employee Stock Purchase Plan as of December 31, 2004.
(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split in the form of a 50% dividend distributed on April 7, 2004, and a second 3-for-2 stock split in the form of a 50% dividend distributed on January 18, 2005.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The following Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee. The Compensation Committee of the Board of Directors is currently composed of three non-employee directors, all of whom satisfy the current independence standards established by Nasdaq. The Compensation Committee reviews compensation programs and policies, monitors the performance and compensation of executive officers, and other key employees and makes appropriate recommendations and reports to the Board of Directors. Executive compensation decisions made by the Compensation Committee are reviewed by the entire Board of Directors. Decisions regarding awards under the Company’s stock option plans were administered by the Stock Option Committee until February 28, 2005, when those duties were delegated to the Compensation Committee and the Stock Option Committee was disbanded.

Compensation Policies. The Company maintains a compensation program designed to attract and retain highly qualified executives and to motivate management. The Company’s compensation philosophy, as reflected in its compensation and benefit arrangements, is that an executive’s “at risk” compensation should be tied directly to his or her contribution to the Company’s success in achieving performance objectives and that compensation incentives should align executive officers’ and shareholders’ interests.

The Company’s executive compensation program consists of three main components: (1) base salary, (2) bonus, and (3) long-term incentives in the form of stock options. Bonuses and stock options constitute the “at risk” portion of the compensation program. The compensation of executive officers for 2004 reflected the Compensation Committee’s commitment to coordinating pay with Company and individual performance. In establishing specific compensation levels for the executive officers in 2004, the Compensation Committee considered information provided by the Company’s Chief Executive Officer, Mr. Joel P. Moskowitz, as well as publicly available data regarding compensation paid to executives of other companies.

Section 162(m) of the Internal Revenue Code precludes a public corporation from deducting compensation in excess of $1.0 million for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Committee’s control also can affect deductibility of compensation. For these and other reasons, the Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code.

Salaries. The general policy of the Compensation Committee is to establish executive base salaries that are (i) competitive and consistent with those provided to others holding similar positions in industry, and (ii) consistent with each executive’s actual and expected contributions to the Company’s short-term and long-term success. In March 2004, the Board of Directors, acting on the Compensation Committee’s recommendation, approved a 15.4% increase in Mr. Moskowitz’s base salary for 2004, from $325,000 to $375,000. The increase reflected the Compensation Committee’s and the Board of Directors’ assessment of his performance in light of the Company’s performance in the prior fiscal year as compared to its annual budget as approved by the Board of Directors. Salary increases for the other senior executives effected during 2004 were based on similar considerations including individual performance and position tenure.

Bonus Awards. Bonuses paid to executive officers are based primarily on a targeted percentage of net income before taxes, and in part on discretionary factors determined by the Compensation Committee based on the individual performance of each executive.

Stock Options. Stock options are periodically granted to executive officers and other key employees under the Company’s stock option plans. Prior to February 28, 2005, these plans were administered by the Stock Option Committee of the Board of Directors, which consisted of the Chief Executive Officer and one independent director. However, the stock option granted to the Chief Executive Officer during 2004 was approved by the full Board, all of whom except for the Chief Executive Officer are independent directors. Stock options are viewed as a form of long-term compensation and are intended to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and should, therefore, inure to the benefit of the stockholders. In determining the size of each stock option grant, the Stock Option Committee evaluated several factors, including primarily the executive’s actual and potential contributions to the Company’s long-term success, and, to a lesser extent, the amount of options currently held by the executive for whom an option grant was being considered. Stock options are granted at the fair market value of the Company’s stock on the date of grant and generally vest in equal annual installments over a period of five years. However, the option for 22,500 shares granted to Mr. Moskowitz on August 16, 2004, vested in full six months after the date of grant.

Submitted by the members of the Compensation Committee

Richard A. Alliegro
Frank Edelstein (Chairperson)
Milton L. Lohr

Compensation Committee Interlocks and Insider Participation

Our Board of Directors has a standing Compensation Committee and, until February 28, 2005, a standing Stock Option Committee. As of February 28, 2005, the Stock Option Committee was disbanded and its responsibilities were assumed by the Compensation Committee. The Compensation Committee’s function is to review and make recommendations to the Board regarding executive officers’ compensation. This committee is composed of Messrs. Alliegro, Edelstein and Lohr. The Stock Option Committee administered our stock option plans and approved stock option grants to employees, including executive officers. These functions are now performed by the Compensation Committee. The Stock Option Committee was composed of Messrs. Moskowitz and Lohr. No member of the Compensation Committee or of the Stock Option Committee is, or ever has been, an employee or officer of the Company except for Joel P. Moskowtiz, who is the Chairman, Chief Executive Officer and President of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Ceradyne’s directors and executive officers, and persons who own more than ten percent of Ceradyne’s common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Ceradyne with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2004, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements except as follows:

Bruce Lockhart filed his Form 3 on time, but failed to report employee stock options held by him and shares owned indirectly in the Ceradyne 401(k) plan at the time be became an officer. In a Form 4 timely filed on May 21, 2003, he failed to report the exercise of an employee stock option. In a Form 4 timely filed on October 31, 2003, he failed to report the exercise of an employee stock option. Amendments to each of the foregoing statements have been filed to report the previously omitted information.

Jeff Waldal filed his Form 3 on time, but failed to report employee stock options held by him and shares owned at the time he became an officer. An amendment to the foregoing statement has been filed to report the previously omitted information.

COMPANY STOCK PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total return to stockholders of the Company, the Nasdaq Stock Market (U.S. Companies), and the Nasdaq stocks (SIC 3200-3299 U.S. Companies, stone, clay, glass and concrete products) from December 31, 1999 to December 31, 2004:

Comparison of Five Year Cumulative Total Returns

Performance Graph for Ceradyne, Inc.

Assumes Initial Investment of $100

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee of the Board is composed of four non-employee directors and operates under a written charter adopted by the Board. The current members of the Audit Committee are Richard A. Kertson, Eduard Bagdasarian, Frank Edelstein and Milton L. Lohr. In the judgment of the Board of Directors, the members of the Audit Committee satisfy the current Nasdaq requirements applicable to audit committee members with respect to independence, financial expertise and experience. Our Board also has determined that Mr. Kertson is an “audit committee financial expert,” as defined by SEC rules. The Audit Committee held 13 meetings during 2004.

The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter adopted by the Board sets forth the responsibility, authority and specific duties of the Audit Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the independent auditors for the Company for the year ended December 31, 2004. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between the Company and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The Audit Committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are, in fact, “independent.”

Submitted by the members of the Audit Committee

Richard A. Kertson (Chairperson)	Frank Edelstein
Eduard Bagdasarian	Milton L. Lohr

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, an independent registered public accounting firm, audited the Company’s financial statements for the year ended December 31, 2004. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Fees Paid to Independent Auditors

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered during 2003 and 2004 were comprised of the following:

	2003	2004
Audit fees	$211,000	$1,005,257
Audit-related fees	—	248,113
Tax fees	114,000	473,903
All other fees	—	—

Total fees	$325,000	$1,727,273

Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years. Audit fees for 2004 also include fees for services rendered by PricewaterhouseCoopers LLP in connection with an audit of the effectiveness of our internal control over financial reporting as of December 31, 2004, required by Section 404 of the Sarbanes-Oxley Act. Audit fees for 2003 also include services rendered in providing a comfort letter in connection with our July 2003 public offering of common stock.

Audit-related fees in 2004 were primarily for due diligence services rendered in connection with our acquisition of ESK Ceramics in 2004. PricewaterhouseCoopers LLP did not render any audit-related services for us in 2003.

Tax fees related primarily to tax compliance and advisory services, and the preparation of federal and state tax returns for each year. Tax fees for 2003 and 2004 also include professional services rendered in connection with determining the availability of research and development tax credits.

Audit Committee Pre-Approval Policies and Procedures. Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable Securities and Exchange Commission rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by PricewaterhouseCoopers LLP during 2003 and 2004 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

GENERAL

Stockholder Proposals and Advance Notice Procedures

The federal proxy rules (SEC Rule 14a-8) specify the requirements for inclusion of stockholder proposals in the Company’s Proxy Statement for the Annual Meeting of Stockholders. Stockholders who wish to have proposals included in the Company’s Proxy Statement for action at the 2006 Annual Meeting must submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement so that they are received by the Secretary no later than December 19, 2005, and must also comply with the other requirements set forth in SEC Rule 14a-8.

If a stockholder desires to bring business before the meeting which is not the subject of a proposal properly submitted in accordance with SEC Rule 14a-8, the stockholder must follow procedures outlined in the Company’s Bylaws. The Bylaws provide that a stockholder entitled to vote at the meeting may make nominations for the election of directors or may propose that other business be brought before the meeting only if (a) such nominations or proposals are included in the Company’s Proxy Statement or otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (b) the stockholder has delivered written notice to the Company (containing certain information specified in the Bylaws) not less than 60 days nor more than 90 days prior to the date of the meeting. However, if the Company has given less than 70 days advance notice or public disclosure of the date the meeting is to be held, written notice of a nomination or proposal to be submitted by a stockholder at the meeting will be timely if it has been received by the Company not later than the 10th business day following the date on which notice of the meeting is mailed or the meeting date is otherwise publicly disclosed.

A copy of the full text of the Bylaw provisions containing the advance notice procedures described above may be obtained upon written request to the Secretary of the Company.

Expenses of Solicitation

The cost of soliciting the enclosed form of proxy will be paid for by the Company. The Company has retained Georgeson Shareholder to aid in the solicitation of proxies. For these services, the Company will pay Georgeson Shareholder a fee of $7,000 and reimburse them for certain out-of-pocket disbursements and expenses. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

Jerrold J. Pellizzon
Chief Financial Officer and
Corporate Secretary

April 18, 2005

EXHIBIT A

CERADYNE, INC.

AUDIT COMMITTEE CHARTER

CERADYNE, INC.

AUDIT COMMITTEE CHARTER

Adopted on April 12, 2004

I. Overview

This Charter governs the operations and organization of the Audit Committee (the “Committee”) of Ceradyne, Inc. (the “Company”). The Committee is appointed by the Board of Directors of the Company to assist the Board in its oversight of:

•	The integrity and quality of the financial statements of the Company;

•	The qualifications, independence and performance of the Company’s independent auditors;

•	The adequacy and effectiveness of the Company’s accounting system, disclosure controls and system of internal controls; and

•	Compliance by the Company with legal and regulatory requirements.

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of rendering an audit report on the financial statements of the Company or performing other audit, review or related services for the Company. The Committee’s responsibilities include resolution of any disagreements between management of the Company and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

In the course of performing these functions, the Committee shall report regularly to the Board of Directors and shall endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the independent auditors and the financial and executive management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the Company’s financial statements, including the estimates and judgments on which they are based, as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles (“GAAP”) and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

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II. Membership

The Committee shall consist of at least three members of the Board, each of whom shall be an “independent” director in accordance with the independence requirements set forth in the rules of the National Association of Securities Dealers, Inc. (“NASD”) governing companies listed on the Nasdaq Stock Market, and the independence requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”). The members of the Committee shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be “financially literate” (able to rend and understand financial statements at the time of appointment) as determined by the Board in its business judgment. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined from time-to-time in the rules and regulations promulgated by the SEC.

III. Committee Organization and Procedures

1.	The Board of Directors shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair or a majority of the members of the Committee present at the meeting) shall preside at all meetings of the Committee.

2.	The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3.	The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter.

4.	The Committee may, in its discretion, include in its meetings members of the Company’s financial and executive management, representatives of the independent auditors, and other financial personnel employed or retained by the Company and other persons, provided that the Committee shall periodically meet with the independent auditors, and management in separate sessions in order to discuss issues warranting independent Committee attention.

5.	The Committee may, in its discretion, utilize the services of the Company’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain such other legal counsel, accountants or other advisers if it determines that such counsel, accountants or other advisers are necessary or appropriate under the circumstances. The Committee may, in its discretion, conduct or authorize investigations into matters which the Committee determines are within the scope of its responsibilities. The Company shall provide for appropriate funding as determined by the Committee for the services of any independent auditors or legal, accounting or other advisers retained by the Committee.

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6.	The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Company.

IV. Authority and Responsibilities

In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee is responsible for the following matters:

A.	Independent Auditors

1.	The independent auditors shall be ultimately accountable to the Committee in connection with the audit of the Company’s financial statements and related services. The Committee has the sole authority to retain and terminate the independent auditors of the Company (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors.

2.	The Committee shall pre-approve all audit and non-audit services to be provided by the Company’s independent auditors. The Committee may consult with management in the decision making process, but may not delegate this authority to management. The Committee may, from time to time, delegate its authority to pre-approve non-audit services on a preliminary basis to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next Committee meeting.

3.	The Committee shall review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

4.	The Committee shall obtain and review, at least annually, a written report or reports from the Company’s independent auditors:

•	Describing the independent auditors internal quality-control procedures;

•	Describing any material issues raised by (i) the most recent internal quality-control review or peer review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and (iii) any steps taken to deal with any such issues; and

•	Assuring that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

5.	The Committee shall receive from the independent auditors, at least annually, a written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditors. If the

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Committee determines that further inquiry is advisable, the Committee shall take any appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

6.	Based on the foregoing reports and the independent auditors’ work throughout the year, the Committee shall evaluate the independent auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the audit engagement partners and other personnel of the independent auditor and take into account the opinions of management. In addition to assuring the regular rotation of the audit engagement partners and other personnel, as required by applicable law, the Committee should consider from time-to-time whether the regular rotation of the independent auditors is warranted in order to ensure auditor independence.

7.	The Committee shall obtain and review timely reports from the independent auditors on:

•	All critical accounting policies and practices used;

•	All alternative treatments of financial information within GAAP that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

•	Other material written communications between the independent auditors and the Company’s management, such as any management letter or schedule of unadjusted differences.

B.	Financial Statements; Disclosure and Other Compliance Matters

1.	The Committee shall review with management, and the independent auditors, in separate meetings if the Committee deems it appropriate:

•	The annual audited financial statements, related footnotes, disclosures and all required management certifications, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-K;

•	The quarterly financial statements and related footnotes, disclosures and all required management certifications, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-Q;

•	Any analyses or other written communications prepared by management, and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

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•	The critical accounting policies and practices of the Company;

•	Off-balance sheet transactions and structures;

•	Any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

•	Regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings).

2.	The Committee shall review with management and the independent auditors the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses, and any fraud involving management or other employees with a significant role in such controls and procedures.

3.	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

4.	The Committee shall review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto, including those matters required to be discussed with the Committee by the independent auditors pursuant to Statement on Auditing Standards No. 61:

•	Any restrictions on the scope of the independent auditors’ activities or access to requested information;

•	Any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

•	Any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	Any management or internal control letter issued, or proposed to be issued, by the auditors; and

•	Any significant disagreement between the Company’s management and the independent auditors.

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5.	The Committee shall establish procedures for:

•	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.	The Committee shall review any significant complaints brought to the Committee’s attention regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

7.	The Committee shall prepare the Committee report that SEC rules require to be included in the Company’s annual proxy statement.

8.	The Committee shall review all related party transactions brought to the Committee’s attention for potential conflicts of interest and approve all such transactions.

C.	Reporting to the Board

1.	The Committee shall report to the Board at its next ensuing meeting the matters discussed at the last meeting of the Committee. This report shall include a review of any issues that arose with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and any other matters that the Committee deems appropriate or is requested to be included by the Board.

2.	At least annually, the Committee shall evaluate its own performance and report to the Board on such evaluation.

3.	The Committee shall on an annual basis review and assess the adequacy of this Charter and recommend any proposed changes to the Board.

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EXHIBIT B

CERADYNE, INC.

2003 STOCK INCENTIVE PLAN

AS

AMENDED AND RESTATED

As of April 11, 2005

CERADYNE, INC.

2003 STOCK INCENTIVE PLAN

AS

AMENDED AND RESTATED

As of April 11, 2005

The 2003 STOCK INCENTIVE PLAN (the “Plan”) of Ceradyne, Inc., a Delaware corporation (the “Company”), originally adopted by its Board of Directors (the “Board”) as of April 16, 2003 (the “Effective Date”), is hereby amended and restated as of April 11, 2005.

ARTICLE 1.

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 Affiliated Company. “Affiliated Company” means:

(a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Nonqualified Options and Restricted Stock Awards, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3 Board. “Board” means the Board of Directors of the Company.

2.4 Change in Control. “Change in Control” shall mean:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(e) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.5 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 8.1 hereof.

2.7 Common Stock. “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.8 Company. “Company” means Ceradyne, Inc., a Delaware corporation, or any entity that is a successor to the Company.

2.9 Covered Employee. “Covered Employee” means the Chief Executive Officer of the Company (or the individual acting in a similar capacity) and the four (4) other individuals that are the highest compensated executive officers of the Company for the relevant taxable year for whom total compensation is required to be reported to shareholders under the Exchange Act.

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2.10 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.11 Dividend Equivalent. “Dividend Equivalent” means a right to receive payments equivalent to the amount of dividends paid by the Company to holders of shares of Common Stock with respect to the number of Dividend Equivalents held by the Participant. The Dividend Equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Dividend Equivalent is payable. Dividend Equivalents may be granted only in connection with a grant of Restricted Stock Units and shall be subject to the vesting conditions that govern Restricted Stock Units as set forth in the applicable Restricted Stock Award Agreement.

2.12 Effective Date. “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.

2.13 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.14 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.15 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.16 Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.17 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

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2.18 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.19 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.5 below, it shall to that extent constitute a Nonqualified Option.

2.20 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.21 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.22 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.23 Optionee. “Optionee” means any Participant who holds an Option.

2.24 Participant. “Participant” means an individual or entity that holds an Option, shares of Restricted Stock, or Restricted Stock Units or Dividend Equivalents under the Plan.

2.25 Performance Criteria. “Performance Criteria” means one or more of the following as established by the Committee, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount or the occurrence of a specific event or events:

(a) Sales;

(b) Operating income;

(c) Pre-tax income;

(d) Earnings before interest, taxes, depreciation and amortization (“EBITDA”);

(e) Earnings per common share on a fully diluted basis (“EPS”);

(f) Consolidated net income of the Company divided by the average consolidated common stockholders equity (“ROE”);

(g) Cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities (“Cash Flow”);

(h) Adjusted operating cash flow return on income;

(i) Cost containment or reduction;

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(j) The percentage increase in the market price of the Company’s common stock over a stated period; and

(k) Individual business objectives.

2.26 Purchase Price. “Purchase Price” means the purchase price payable to purchase a share of Restricted Stock, or a Restricted Stock Unit, which, in the sole discretion of the Administrator, may be zero (0), subject to limitations under applicable law.

2.27 Repurchase Right. “Repurchase Right” means the right of the Company to repurchase either unvested shares of Restricted Stock pursuant to Section 6.6 or to cancel unvested Restricted Stock Units pursuant to Section 7.6.

2.28 Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.29 Restricted Stock Award. “Restricted Stock Award” means either the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.

2.30 Restricted Stock Award Agreement. “Restricted Stock Award Agreement” means the written agreement entered into between the Company and a Participant evidencing the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.

2.31 Restricted Stock Unit. “Restricted Stock Unit” means the right to receive one share of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7. .

2.32 Service Provider. “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.33 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Stock Awards. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Restricted Stock Awards under the Plan.

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3.3 Section 162(m) Limitation. In no event shall any Participant be granted Options in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds two hundred fifty thousand (250,000) shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. In no event shall any Participant be granted Restricted Stock Awards in any one calendar year pursuant to which the aggregate number of shares of Common Stock governed by such Restricted Stock Awards exceeds one hundred thousand (100,000), subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.

ARTICLE 4.

PLAN SHARES

4.1 Shares Subject to the Plan.

(a) The number of shares of Common Stock that may be issued under the Plan shall be one million one hundred twenty-five thousand (1,125,000)1 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option granted under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement or Restricted Stock Award Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or the shares so reacquired shall again be available for grant or issuance under the Plan.

(b) The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be one million one hundred twenty-five thousand (1,125,000)1 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.

4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Option Agreements and Restricted Stock Award Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1 Grant of Stock Options. The Administrator shall have the right to grant pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may

[1]	As adjusted for the 3-for-2 stock splits in the form of 50% stock dividends issued in April 2004 and January 2005.

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determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria.

5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

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5.6 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

5.7 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.8 Nontransferability of Options. Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant a domestic relations order entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Committee and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Committee. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

5.9 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6.

RESTRICTED STOCK

6.1 Issuance of Restricted Stock. The Administrator shall have the right to issue pursuant to this Plan, at a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria, which require the Committee to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

6.2 Restricted Stock Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 6.3(b) hereof

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and has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

6.3 Purchase Price.

(a) Amount. Restricted Stock may be issued to Participants for no consideration or such minimum consideration as may be required by applicable law..

(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the Participant’s full recourse promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Participant; (f) the waiver of compensation due or accrued to the Participant for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.4 Vesting of Restricted Stock. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Committee with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock may vest.

6.5 Rights as a Stockholder. Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock acquired pursuant to a Restricted Stock Award Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Award Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Restricted Stock Award Agreement.

6.6 Restrictions. Shares of Restricted Stock may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide, in the discretion of the Administrator, that the Company may, at the discretion of the Administrator, exercise a Repurchase Right to repurchase at the original Purchase Price the shares of Restricted Stock that have not vested as of the date of termination.

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ARTICLE 7.

RESTRICTED STOCK UNITS

7.1 Grants of Restricted Stock Units and Dividend Equivalents. The Administrator shall have the right to grant pursuant to this Plan, Restricted Stock Units and Dividend Equivalents, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Committee with respect to one or more Performance Criteria, which require the Committee to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

7.2 Restricted Stock Unit Agreements. A Participant shall have no rights with respect to the Restricted Stock Units or Dividend Equivalents covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

7.3 Purchase Price.

(a) Amount. Restricted Stock Units may be issued to Participants for no consideration or such minimum consideration as may be required by applicable law.

(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the Participant’s full recourse promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Participant; (f) the waiver of compensation due or accrued to the Participant for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

7.4 Vesting of Restricted Stock Units and Dividend Equivalents. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Committee with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units and Dividend Equivalents may vest.

7.5 Rights as a Stockholder. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the shares of Common Stock pursuant to their Restricted Stock Award Agreement and the terms and conditions of the Plan.

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7.6 Restrictions. Restricted Stock Units and Dividend Equivalents may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide that all Restricted Stock Units and Dividend Equivalents that have not vested as of such date shall be automatically forfeited by the Participant. However, if, with respect to such unvested Restricted Stock Units. the Participant paid a Purchase Price, the Administrator, shall have the right, exercisable at the discretion of the Administrator, to exercise a Repurchase Right to cancel such unvested Restricted Stock Units upon payment to the Participant of the original Purchase Price. The Participant shall forfeit such unvested Restricted Stock Units upon the Administrator’s exercise of such right.

ARTICLE 8.

ADMINISTRATION OF THE PLAN

8.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

8.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options or Restricted Stock Awards shall be granted, the number of shares to be represented by each Option and the number of shares of Common Stock to be subject to Restricted Stock Awards, and the consideration to be received by the Company upon the exercise of such Options or sale of the Restricted Stock or the Restricted Stock Units governed by such Restricted Stock Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Restricted Stock Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option or Restricted Stock Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Restricted Stock Award Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock Awards; (h) to extend the expiration date of any Option; (i) to amend outstanding Option Agreements and Restricted Stock Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of the Plan, but only to

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the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. Notwithstanding any term or provision in this Plan, the Administrator shall not have the power or authority, by amendment or otherwise to extend the expiration date of an Incentive Option beyond the tenth (10th) anniversary of the date the Incentive Option was granted;

8.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 9.

CHANGE IN CONTROL

9.1 Options. In order to preserve a Participant’s rights with respect to any outstanding Options in the event of a Change in Control of the Company:

(a) Vesting of all outstanding Options shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options are to be assumed by the acquiring or successor entity (or parent thereof) or new options or New Incentives are to be issued in exchange therefor, as provided in subsection (b) below.

(b) Vesting of outstanding Options shall not accelerate if and to the extent that: (i) the Options (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options of comparable value are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives of comparable value under a new incentive program (“New Incentives”) containing such terms and provisions as the Administrator in its discretion may consider equitable. If outstanding Options are assumed, or if new options of comparable value are issued in exchange therefor, then each such Option or new option shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Exercise Price such that the aggregate Exercise Price of each such Option or new option shall remain the same as nearly as practicable.

(c) If any Option is assumed by an acquiring or successor entity (or parent thereof) or a new option of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then if so provided in an Option Agreement, the vesting of the Option, the new option or the New Incentive shall accelerate if and at such time as the Optionee’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or

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voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement.

(d) If vesting of outstanding Options will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(e) The Administrator shall have the discretion to provide in each Option Agreement other terms and conditions that relate to (i) vesting of such Option in the event of a Change in Control, and (ii) assumption of such Options or issuance of comparable securities or New Incentives in the event of a Change in Control. The aforementioned terms and conditions may vary in each Option Agreement, and may be different from and have precedence over the provisions set forth in Sections 9.1(a) - 9.1(d) above.

(f) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(g) If outstanding Options will not be assumed by the acquiring or successor entity (or parent thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

9.2 Restricted Stock Awards. In order to preserve a Participant’s rights with respect to any outstanding Restricted Stock Awards in the event of a Change in Control of the Company:

(a) All Repurchase Rights shall automatically terminate immediately prior to the consummation of such Change in Control and any shares of Common Stock subject to such terminated Repurchase Rights, or Restricted Stock Units, whether or not subject to such terminated Repurchase Rights, and Dividend Equivalents shall immediately vest in full, except to the extent that in connection with such Change in Control, the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of Restricted Stock Award Agreements or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and purchase price.

(b) The Administrator in its discretion may provide in any Restricted Stock Award Agreement that if, upon a Change in Control, the acquiring or successor entity (or parent thereof) assumes such Restricted Stock Award Agreement or substitutes new agreements of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and purchase price), then any Repurchase Right provided for in such Restricted Stock Award Agreement shall terminate, and the shares of Common Stock subject to the terminated Repurchase Right or any substituted shares shall immediately vest in full, if the Participant’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or

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voluntarily under certain circumstances within a specified period following consummation of a Change in Control, pursuant to such terms and conditions as shall be set forth in the Restricted Stock Award Agreement.

ARTICLE 10.

AMENDMENT AND TERMINATION OF THE PLAN

10.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Restricted Stock Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

10.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Restricted Stock Awards may be granted under the Plan thereafter, but Option Agreements and Restricted Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 11.

TAX WITHHOLDING

11.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or, with respect to the issuance of Restricted Stock, the date that the shares are issued, if the Purchaser makes the election set forth in Code Section 83(b), or, if the Purchaser does not make such election, then, then with respect to the Restricted Stock Award, as of the date that the applicable restrictions set forth in the Restricted Stock Award Agreement and the Plan lapse. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock Awards or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

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ARTICLE 12.

MISCELLANEOUS

12.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

12.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

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This Proxy is Solicited on Behalf of the Board of Directors

For Annual Meeting of Stockholders May 23, 2005

The undersigned hereby appoints Joel P. Moskowitz and Jerrold J. Pellizzon, and each of them, as Proxies, with full power of substitution, to vote the shares of Ceradyne, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Ceradyne, Inc. to be held at the Radisson Hotel, located at 4545 MacArthur Blvd., Newport Beach, California 92660, on Monday, May 23, 2005 at 10:00 a.m., local time, and at any adjournment thereof.

(Continued and to be signed on the reverse side)	See Reverse Side

ANNUAL MEETING OF STOCKHOLDERS OF

CERADYNE, INC.

May 23, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please Detach and Mail in the Envelope Provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	Election of Directors:		2.	Approval of amendment to the Company’s 2003 Stock Incentive Plan.
		Nominees:
☐	For all Nominees	☐ Joel P. Moskowitz ☐ Richard A. Alliegro ☐ Eduard Bagdasarian ☐ Frank Edelstein ☐ Richard A. Kertson ☐ Milton L. Lohr
☐	Withhold Authority for all Nominees		3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐	For all Except (See instructions below)			This proxy confers discretionary authority to cumulate and distribute votes for any or all of the nominees named above for which the authority to vote has not been withheld.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),mark “FOR ALL EXCEPT” and fillin the circle next to each nominee you wish towithhold, as shown here: ■				This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR Proposal 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.